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                                                                    EXHIBIT 31.1

                                  CERTIFICATION

      I, Neil Harrison, certify that:

1. I have reviewed the quarterly report on Form 10-Q/A Equivalent (Amendment No. 1) and this Form 10-Q/A Equivalent (Amendment No. 2) of Birds Eye Foods, Inc.; and

2. Based on my knowledge, these reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports.

Dated: March 29, 2006                   /s/ Neil Harrison
                                        ----------------------------------------
                                        Chairman of the Board, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)

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